Exhibit 10.2

April 24, 2015

John Holmes

Address of record at Cowen

Dear John:

This letter amendment (this “Amendment”) sets forth the mutual agreement between you and Cowen Group, Inc. (the “Company”) to amend your employment agreement, dated August 2, 2012 (your “Employment Agreement”).   This Amendment becomes effective when signed by you and the Company.

Specifically, your Employment Agreement is amended as follows:

•                                          In the first WHEREAS clause and Section 1(z)(ii) of “Good Reason”, the title “Chief Administrative Officer” is deleted and replaced with the title “Chief Operating Officer”.

•                                          Section 1(bb) is deleted.

•                                          Section 4(b) is deleted.

This Amendment does not amend any other terms of your Employment Agreement, all of which remain in full force and effect.   You acknowledge that this Amendment does not entitle you to terminate your employment for Good Reason under your Employment Agreement.

Sincerely,

By:

/s/ Peter A. Cohen
Peter A. Cohen
CEO

AGREED AND ACCEPTED:

Signed:	/s/ John Holmes	April 24, 2015
	John Holmes	Date